Free Writing Prospectus (To the Prospectus dated April 4, 2011, as supplemented by the prospectus supplement dated April 19, 2011)	Filed Pursuant to Rule 433 Registration Statement No. 333-173299 May 11, 2011

Auctions

View current auctions

Results Archive

View the results of completed auctions

FDIC-Insured CDs Municipal Bonds Corporate Bonds US Agencies Stock Warrants Issuers University

Learn more about our auctions Demos Learn how to participate! Think

WEEKLY UPDATE

Sign up to receive a free weekly email containing economic commentary, new-issue alerts, investing news, and much more.

First Name Last Name Email Sign Up!

Results

Zions Bancorporation / 1 Year Corporates

BBB- (Fitch); BBB (low) (DBRS); and BBB- (Standard & Poor’s).

Notice: The auction has been extended until 5/11/2011 1:34:35 PM EDT.

Auction Information

Issue Information

Auction Start:

5/3/2011 5:00 PM EDT

Security Type:

Corporate Bonds

Auction End:

5/11/2011 1:34 PM EDT

Issue Type:

Primary

Last Update:

5/11/2011 5:03:16 PM EDT

Coupon:

2.000%

Auction Status: Over

Maturity Date:

5/15/2012

More

Bidding Information

Bids

Final Market-Clearing Price:

99.931

Final Market-Clearing Yield*:

2.070%

Bidder

Units

Price

Timestamp

Awarded

Amount Due

Bidder 2284

25

100.900

5/5/2011 11:17:47 AM

25 units

$ 24,982.75

Bidder 24672

5

100.617

5/6/2011 10:20:55 AM

5 units

$ 4,996.55

Bidder 27566

25

100.493

5/8/2011 10:02:49 AM

25 units

$ 24,982.75

Bidder 24505

25

100.493

5/10/2011 8:03:02 PM

25 units

$ 24,982.75

Bidder 23428

1

100.295

5/11/2011 12:40:10 PM

1 unit

$ 999.31

Bidder 23428

1

100.246

5/5/2011 1:38:54 PM

1 unit

$ 999.31

Bidder 22926

10

100.246

5/9/2011 7:43:31 PM

10 units

$ 9,993.10

Bidder 24786

50

100.197

5/9/2011 6:23:53 PM

50 units

$ 49,965.50

Bidder 20317

20

100.100

5/10/2011 2:59:37 PM

20 units

$ 19,986.20

Bidder 13564

20

100.100

5/10/2011 3:03:53 PM

20 units

$ 19,986.20

Bidder 13952

40

100.100

5/11/2011 12:35:24 PM

40 units

$ 39,972.40

Bidder 19261

20

100.098

5/4/2011 12:16:12 PM

20 units

$ 19,986.20

Bidder 14098

50

100.098

5/4/2011 12:30:59 PM

50 units

$ 49,965.50

Bidder 14447

20

100.098

5/4/2011 12:53:22 PM

20 units

$ 19,986.20

Bidder 16259

25

100.098

5/5/2011 11:25:36 AM

25 units

$ 24,982.75

Bidder 17439

20

100.098

5/5/2011 11:58:19 AM

20 units

$ 19,986.20

Bidder 23314

35

100.098

5/11/2011 11:04:26 AM

35 units

$ 34,975.85

Bidder 24204

50

100.098

5/11/2011 12:00:58 PM

50 units

$ 49,965.50

Bidder 15949

50

100.049

5/9/2011 12:16:31 PM

50 units

$ 49,965.50

Bidder 24591

15

100.049

5/11/2011 1:12:28 PM

15 units

$ 14,989.65

Bidder 15294

10

100.020

5/4/2011 1:14:54 PM

10 units

$ 9,993.10

Bidder 27471

35

100.011

5/11/2011 12:56:22 PM

35 units

$ 34,975.85

Bidder 23907

51

100.011

5/11/2011 1:06:16 PM

51 units

$ 50,964.81

Bidder 21395

20

100.010

5/8/2011 10:46:35 PM

20 units

$ 19,986.20

Bidder 15488

20

100.010

5/6/2011 3:37:35 PM

20 units

$ 19,986.20

Bidder 8671

50

100.010

5/6/2011 4:44:43 PM

50 units

$ 49,965.50

Bidder 27592

11

100.010

5/11/2011 1:28:02 PM

11 units

$ 10,992.41

Bidder 16257

5

100.000

5/4/2011 11:44:33 AM

5 units

$ 4,996.55

Bidder 27574

50

100.000

5/9/2011 2:02:18 PM

50 units

$ 49,965.50

Bidder 27576

7

100.000

5/9/2011 4:13:36 PM

7 units

$ 6,995.17

Bidder 27576

10

100.000

5/9/2011 4:13:36 PM

10 units

$ 9,993.10

Bidder 27576

32

100.000

5/9/2011 4:13:36 PM

32 units

$ 31,977.92

Bidder 27589

50

100.000

5/11/2011 10:52:35 AM

50 units

$ 49,965.50

Bidder 25524

20

100.000

5/11/2011 11:04:04 AM

20 units

$ 19,986.20

Bidder 24672

5

100.000

5/11/2011 1:19:19 PM

5 units

$ 4,996.55

Bidder 11607

10

100.000

5/11/2011 1:20:34 PM

10 units

$ 9,993.10

Bidder 19365

30

100.000

5/11/2011 1:27:53 PM

30 units

$ 29,979.30

Bidder 24582

2

100.000

5/11/2011 1:29:29 PM

2 units

$ 1,998.62

Bidder 27547

250

100.000

5/4/2011 11:14:18 AM

250 units

$ 249,827.50

Bidder 27548

24

100.000

5/4/2011 12:13:14 PM

24 units

$ 23,983.44

Bidder 26643

120

100.000

5/5/2011 12:47:48 PM

120 units

$ 119,917.20

Bidder 19284

50

100.000

5/5/2011 4:22:35 PM

50 units

$ 49,965.50

Bidder 21438

2

100.000

5/10/2011 10:35:20 PM

2 units

$ 1,998.62

Bidder 23328

5

100.000

5/11/2011 12:40:20 PM

5 units

$ 4,996.55

Bidder 21395	20	99.999	5/8/2011 10:46:35 PM	20 units	$ 19,986.20
Bidder 21789	13	99.976	5/11/2011 1:33:05 PM	13 units	$ 12,991.03
Bidder 21789	13	99.966	5/11/2011 1:28:19 PM	13 units	$ 12,991.03
Bidder 21789	13	99.956	5/11/2011 1:28:19 PM	13 units	$ 12,991.03
Bidder 21117	200	99.950	5/11/2011 1:27:33 PM	200 units	$ 199,862.00
Bidder 15174	125	99.950	5/11/2011 1:27:37 PM	125 units	$ 124,913.75
			« Prev. Page 1 of 3 Next »		
			Auction Totals:	**2,000 units**	**$ 1,998,620.00**

Please direct questions regarding the website or bidding procedures to the Auction Administrator.

You may also call our Investment Center at 800-524-8875 from 8am to Midnight Eastern Time.

*The current Market-Clearing Yield/Final Auction Yield is calculated as Yield to Worst (YTW) which is the lowest yield of yield to maturity, yield to call, yield to put, or other yields when a bond is callable, puttable, exchangeable, or has other features. If a bond is called, put or exchanged before maturity, the bondholder only earns interest on the time that has elapsed between purchasing the bond and its early redemption. The resulting yield is less than what would have been earned had the bond been held until maturity.

Investment Products: Not FDIC Insured • No Bank Guarantee • May Lose Value

Bank Deposits and Certificates of Deposit (CDs) are FDIC Insured up to Applicable Limits

Securities products and services offered by Zions Direct, Member FINRA/SIPC, a non-bank subsidiary of Zions Bank.

Affiliates of Zions Bank or other issuers may purchase CDs or securities through the auction process. The market clearing yield may be lower due to the participation of an affiliate in the auction which may benefit the affiliated issuer.

Other Products | Contact Us | About Us | Site Map | Privacy Policy | Terms and Conditions

Powered by Grant Street Group Software That Works®

ZIONS DIRECT

Home » Auction #3006

Auctions

View current auctions

Results Archive

View the results of completed auctions

FDIC-Insured CDs Municipal Bonds Corporate Bonds US Agencies Stock Warrants Issuers University

Learn more about our auctions Demos Learn how to participate! Think

WEEKLY UPDATE

Sign up to receive a free weekly email containing economic commentary, new-issue alerts, investing news, and much more.

First Name Last Name Email Sign Up!

Results

Zions Bancorporation / 1 Year Corporates

BBB- (Fitch); BBB (low) (DBRS); and BBB- (Standard & Poor’s).

Notice: The auction has been extended until 5/11/2011 1:34:35 PM EDT.

Auction Information

Issue Information

Auction Start:

5/3/2011 5:00 PM EDT

Security Type:

Corporate Bonds

Auction End:

5/11/2011 1:34 PM EDT

Issue Type:

Primary

Last Update:

5/11/2011 5:04:05 PM EDT

Coupon:

2.000%

Auction Status: Over

Maturity Date:

5/15/2012

Bidding Information

Bids

Final Market-Clearing Price:

99.931

Final Market-Clearing Yield*:

2.070%

Bidder

Units

Price

Timestamp

Awarded

Amount Due

Bidder 23998

35

99.949

5/11/2011 1:28:02 PM

35 units

$ 34,975.85

Bidder 27546

3

99.949

5/11/2011 1:28:14 PM

3 units

$ 2,997.93

Bidder 21789

13

99.946

5/11/2011 1:28:19 PM

13 units

$ 12,991.03

Bidder 21477

25

99.942

5/11/2011 1:29:18 PM

25 units

$ 24,982.75

Bidder 24136

50

99.941

5/11/2011 1:30:41 PM

50 units

$ 49,965.50

Bidder 21789

13

99.936

5/11/2011 1:28:19 PM

13 units

$ 12,991.03

Bidder 21771

2

99.933

5/11/2011 1:28:21 PM

2 units

$ 1,998.62

Bidder 24507

88

99.932

5/11/2011 1:33:00 PM

88 units

$ 87,939.28

Bidder 4444

100

99.931

5/11/2011 1:29:16 PM

11 units

$ 10,992.41

Bidder 24507

88

99.931

5/11/2011 1:32:35 PM

Rejected: Timestamp

Bidder 21822

20

99.931

5/11/2011 1:34:17 PM

Rejected: Price

Bidder 24507

88

99.930

5/11/2011 1:31:58 PM

Rejected: Price

Bidder 27430

2,000

99.925

5/11/2011 1:27:00 PM

Rejected: Price

Bidder 18984

200

99.902

5/10/2011 9:41:26 AM

Rejected: Price

Bidder 27592

11

99.902

5/11/2011 1:24:43 PM

Rejected: Price

Bidder 14033

51

99.902

5/11/2011 1:26:41 PM

Rejected: Price

Bidder 21117

200

99.900

5/11/2011 1:26:19 PM

Rejected: Price

Bidder 24672

5

99.853

5/11/2011 1:26:00 PM

Rejected: Price

Bidder 27546

3

99.782

5/11/2011 1:25:32 PM

Rejected: Price

Bidder 27546

3

99.762

5/11/2011 1:25:03 PM

Rejected: Price

Bidder 27578

20

99.755

5/9/2011 4:13:03 PM

Rejected: Price

Bidder 17504

8

99.755

5/10/2011 12:54:53 PM

Rejected: Price

Bidder 23427

1

99.755

5/11/2011 12:48:49 PM

Rejected: Price

Bidder 27592

11

99.706

5/11/2011 1:24:05 PM

Rejected: Price

Bidder 23427

1

99.608

5/10/2011 1:29:17 AM

Rejected: Price

Bidder 14033

51

99.559

5/11/2011 1:18:52 PM

Rejected: Price

Bidder 21822

50

99.511

5/11/2011 1:21:07 PM

Rejected: Price

Bidder 27456

5

99.511

5/11/2011 12:21:24 PM

Rejected: Price

Bidder 25295

10

99.511

5/11/2011 1:22:31 PM

Rejected: Price

Bidder 15174

125

99.500

5/11/2011 1:16:45 PM

Rejected: Price

Bidder 24302

36

99.334

5/11/2011 12:51:55 PM

Rejected: Price

Bidder 22590

30

99.292

5/11/2011 1:16:22 PM

Rejected: Price

Bidder 23825

6

99.267

5/10/2011 5:19:06 PM

Rejected: Price

Bidder 14033

51

99.267

5/11/2011 12:52:58 PM

Rejected: Price

Bidder 22761

85

99.258

5/5/2011 7:03:27 PM

Rejected: Price

Bidder 21117

200

99.250

5/11/2011 12:35:51 PM

Rejected: Price

Bidder 15637

3

99.174

5/11/2011 11:44:17 AM

Rejected: Price

Bidder 23520

30

99.170

5/11/2011 1:09:13 PM

Rejected: Price

Bidder 27592

11

99.122

5/11/2011 1:24:05 PM

Rejected: Price

Bidder 19894

4

99.120

5/10/2011 10:37:36 AM

Rejected: Price

Bidder 13727

5

99.100

5/11/2011 1:12:00 PM

Rejected: Price

Bidder 864

6

99.044

5/11/2011 12:38:38 PM

Rejected: Price

Bidder 23975

5

99.026

5/11/2011 1:05:16 PM

Rejected: Price

Bidder 18907

5

99.025

5/6/2011 12:09:01 PM

Rejected: Price

Bidder 2715	1	99.025	5/7/2011 12:02:01 AM	Rejected: Price
Bidder 18526	5	99.025	5/9/2011 5:06:57 PM	Rejected: Price
Bidder 23825	7	99.025	5/10/2011 5:05:28 PM	Rejected: Price
Bidder 4444	100	99.025	5/11/2011 12:25:11 PM	Rejected: Price
Bidder 14033	51	99.025	5/11/2011 12:47:09 PM	Rejected: Price
Bidder 24302	36	99.010	5/11/2011 12:49:45 PM	Rejected: Price

« Prev. Page 2 of 3 Next »

Auction Totals: 2,000 units $ 1,998,620.00

Please direct questions regarding the website or bidding procedures to the Auction Administrator.

You may also call our Investment Center at 800-524-8875 from 8am to Midnight Eastern Time.

*The current Market-Clearing Yield/Final Auction Yield is calculated as Yield to Worst (YTW) which is the lowest yield of yield to maturity, yield to call, yield to put, or other yields when a bond is callable, puttable, exchangeable, or has other features. If a bond is called, put or exchanged before maturity, the bondholder only earns interest on the time that has elapsed between purchasing the bond and its early redemption. The resulting yield is less than what would have been earned had the bond been held until maturity.

Investment Products: Not FDIC Insured • No Bank Guarantee • May Lose Value

Bank Deposits and Certificates of Deposit (CDs) are FDIC Insured up to Applicable Limits

Securities products and services offered by Zions Direct, Member FINRA/SIPC, a non-bank subsidiary of Zions Bank.

Affiliates of Zions Bank or other issuers may purchase CDs or securities through the auction process. The market clearing yield may be lower due to the participation of an affiliate in the auction which may benefit the affiliated issuer.

Other Products | Contact Us | About Us | Site Map | Privacy Policy | Terms and Conditions

Powered by Grant Street Group Software That Works®

ZIONS DIRECT

Entrust

Home » Auction #3006

Auctions

View current auctions

Results Archive

View the results of completed auctions

FDIC-Insured CDs Municipal Bonds Corporate Bonds US Agencies Stock Warrants Issuers University

Learn more about our auctions Demos Learn how to participate! Think

WEEKLY UPDATE

Sign up to receive a free weekly email containing economic commentary, new-issue alerts, investing news, and much more.

First Name Last Name Email Sign Up!

Results

Zions Bancorporation / 1 Year Corporates

BBB- (Fitch); BBB (low) (DBRS); and BBB- (Standard & Poor’s).

Notice: The auction has been extended until 5/11/2011 1:34:35 PM EDT.

Auction Information

Issue Information

Auction Start:

5/3/2011 5:00 PM EDT

Security Type:

Corporate Bonds

Auction End:

5/11/2011 1:34 PM EDT

Issue Type:

Primary

Last Update:

5/11/2011 5:04:25 PM EDT

Coupon:

2.000%

Auction Status: Over

Maturity Date:

5/15/2012

More

Bidding Information

Bids

Final Market-Clearing Price:

99.931

Final Market-Clearing Yield*:

2.070%

Bidder

Units

Price

Timestamp

Awarded

Amount Due

Bidder 13536

5

99.000

5/9/2011 2:53:18 PM

Rejected: Price

Bidder 25702

250

99.000

5/11/2011 10:45:26 AM

Rejected: Price

Bidder 21117

200

99.000

5/11/2011 12:16:52 PM

Rejected: Price

Bidder 27456

5

98.996

5/11/2011 12:19:22 PM

Rejected: Price

Bidder 21217

5

98.846

5/3/2011 8:42:54 PM

Rejected: Price

Bidder 4444

100

98.783

5/11/2011 12:24:40 PM

Rejected: Price

Bidder 23899

10

98.750

5/10/2011 9:50:09 PM

Rejected: Price

Bidder 24302

36

98.735

5/11/2011 12:44:38 PM

Rejected: Price

Bidder 864

7

98.639

5/11/2011 11:23:46 AM

Rejected: Price

Bidder 19920

1

98.598

5/10/2011 12:42:06 PM

Rejected: Price

Bidder 24406

1

98.598

5/10/2011 12:49:05 PM

Rejected: Price

Bidder 18373

15

98.543

5/5/2011 12:07:16 AM

Rejected: Price

Bidder 27094

6

98.543

5/6/2011 9:36:17 AM

Rejected: Price

Bidder 27522

3

98.543

5/9/2011 1:04:30 PM

Rejected: Price

Bidder 23520

30

98.543

5/10/2011 7:40:17 PM

Rejected: Price

Bidder 14033

51

98.543

5/11/2011 10:14:28 AM

Rejected: Price

Bidder 24302

36

98.534

5/11/2011 12:42:19 PM

Rejected: Price

Bidder 25156

25

98.500

5/7/2011 10:12:15 AM

Rejected: Price

Bidder 4444

100

98.485

5/11/2011 12:14:58 PM

Rejected: Price

Bidder 21117

200

98.480

5/11/2011 12:06:30 PM

Rejected: Price

Bidder 25182

3

98.446

5/10/2011 11:01:47 PM

Rejected: Price

Bidder 16791

50

98.399

5/6/2011 2:08:54 PM

Rejected: Price

Bidder 25692

50

98.399

5/10/2011 6:02:22 PM

Rejected: Price

Bidder 24302

36

98.334

5/6/2011 5:03:35 PM

Rejected: Price

Bidder 864

10

98.303

5/4/2011 6:33:23 PM

Rejected: Price

Bidder 16791

50

98.303

5/10/2011 9:43:30 PM

Rejected: Price

Bidder 19152

2

98.303

5/11/2011 7:52:37 AM

Rejected: Price

Bidder 22941

20

98.159

5/9/2011 9:14:43 AM

Rejected: Price

Bidder 16612

25

98.140

5/10/2011 4:35:01 PM

Rejected: Price

Bidder 24729

25

98.126

5/10/2011 6:45:30 PM

Rejected: Price

Bidder 23975

1

98.101

5/11/2011 10:23:12 AM

Rejected: Price

Bidder 22730

10

98.100

5/5/2011 8:32:26 AM

Rejected: Price

Bidder 21363

10

98.075

5/11/2011 9:01:49 AM

Rejected: Price

Bidder 18363

22

98.065

5/5/2011 3:57:36 PM

Rejected: Price

Bidder 16791

50

98.064

5/4/2011 12:02:40 AM

Rejected: Price

Bidder 25467

1

98.064

5/6/2011 2:22:00 PM

Rejected: Price

Bidder 23520

30

98.054

5/9/2011 1:42:57 PM

Rejected: Price

Bidder 24047

10

98.035

5/9/2011 8:43:41 PM

Rejected: Price

Bidder 27583

10

98.001

5/9/2011 11:02:34 PM

Rejected: Price

Bidder 13585

20

98.001

5/9/2011 3:50:53 PM

Rejected: Price

Bidder 25025

25

98.000

5/6/2011 10:54:19 AM

Rejected: Price

Bidder 4444

100

98.000

5/6/2011 11:44:35 AM

Rejected: Price

Bidder 27583

20

98.000

5/9/2011 11:02:34 PM

Rejected: Price

« Prev. Page 3

of 3 Next »

Auction Totals:

2,000 units

$ 1,998,620.00

Please direct questions regarding the website or bidding procedures to the Auction Administrator.

You may also call our Investment Center at 800-524-8875 from 8am to Midnight Eastern Time.

*The current Market-Clearing Yield/Final Auction Yield is calculated as Yield to Worst (YTW) which is the lowest yield of yield to maturity, yield to call, yield to put, or other yields when a bond is callable, puttable, exchangeable, or has other features. If a bond is called, put or exchanged before maturity, the bondholder only earns interest on the time that has elapsed between purchasing the bond and its early redemption. The resulting yield is less than what would have been earned had the bond been held until maturity.

Investment Products: Not FDIC Insured No Bank Guarantee May Lose Value

Bank Deposits and Certificates of Deposit (CDs) are FDIC Insured up to Applicable Limits

Securities products and services offered by Zions Direct, Member FINRA/SIPC, a non-bank subsidiary of Zions Bank.

Affiliates of Zions Bank or other issuers may purchase CDs or securities through the auction process. The market clearing yield may be lower due to the participation of an affiliate in the auction which may benefit the affiliated issuer.

Other Products | Contact Us | About Us | Site Map | Privacy Policy | Terms and Conditions